Exhibit 99.1

MKS Instruments Announces Pricing of Public Offering by Selling Stockholders

Andover, MA, June 1, 2023 — MKS Instruments, Inc. (NASDAQ: MKSI) (“MKS”), a global provider of enabling technologies that transform our world, announced today the pricing of an underwritten public offering of 2,000,000 shares of common stock by entities affiliated with Carlyle. The offering is expected to close on June 6, 2023, subject to customary closing conditions.

J.P. Morgan is acting as the sole underwriter for the offering.

A registration statement on Form S-3ASR relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective when filed on August 24, 2022. The offering is being made only by means of a base prospectus and prospectus supplement that form part of the effective registration statement relating to the shares. A preliminary prospectus supplement relating to and describing the terms of the offering has been filed with the SEC. A final prospectus supplement relating to the offering will be filed with the SEC. Copies of the final prospectus supplement and the accompanying prospectus relating to the offering may be obtained, when available, by visiting the SEC’s website at www.sec.gov or by contacting the offices of J.P. Morgan Securities LLC, J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, by telephone: 1-866-803-9204, or by emailing: prospectus-eg_fi@jpmchase.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any offer or sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About MKS

MKS Instruments enables technologies that transform our world. We deliver foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications. We apply our broad science and engineering capabilities to create instruments, subsystems, systems, process control solutions and specialty chemicals technology that improve process performance, optimize productivity and enable unique innovations for many of the world’s leading technology and industrial companies. Our solutions are critical to addressing the challenges of miniaturization and complexity in advanced device manufacturing by enabling increased power, speed, feature enhancement, and optimized connectivity. Our solutions are also critical to addressing ever-increasing performance requirements across a wide array of specialty industrial applications.

Safe Harbor for Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the terms, timing and completion of the offering. These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered to be forward-looking statements. Forward-looking statements are not promises or guarantees of future performance and are subject to a variety of risks and uncertainties, many of which are beyond MKS’ control. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, market risks and uncertainties, the satisfaction of customary closing conditions for an offering of securities, and other important factors described in MKS’ Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q, the preliminary prospectus related to the offering and in subsequent filings made by MKS with the SEC. Forward-looking statements speak only as of the date hereof, and, except as required by law, MKS undertakes no obligation to update or revise these forward-looking statements.

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Investor Relations Contact:

David Ryzhik

Vice President, Investor Relations

Telephone: (978) 557-5180

Email: david.ryzhik@mksinst.com

Press Relations Contacts:

Bill Casey

Senior Director, Marketing Communications

Telephone: 630.995.6384

Email: press@mksinst.com

Katie Coleman, Associate / Kerry Kelly, Partner

Kekst CNC

Emails: katie.coleman@kekstcnc.com / kerry.kelly@kekstcnc.com